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                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Amazon.com of our report dated May 3, 1999 relating to the financial statements of e-Niche Incorporated, which appears in the Current Report on Form 8-K of Amazon.com dated May 12, 1999.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 17, 1999